UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)

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Microwave Filter Company, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EXPLANATORY NOTE
The sole purpose of this revision to the original Definitive Proxy Statement filed December 10, 2018 is to correct a clerical error on page 1 of the proxy statement. The record date December 10, 2018 should read December 6, 2018. There are no other revisions or amendments to any other parts of the Definitive Proxy Statement previously filed.

Microwave Filter Company, Inc.

6743 Kinne Street

East Syracuse, New York 13057

Notice of Annual Meeting of Shareholders

To the Shareholders of Microwave Filter Company, Inc.:

At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the 'Company'), notice is hereby given that the Annual meeting of Shareholders of the Company (the 'Meeting') will be held at 10:00 a.m. on Wednesday, February 6, 2019 at the Ramada Carrier Circle, 6555 Old Collamer Road, East Syracuse, New York 13057 for the following purposes:

Proposal 1. The election of 3 directors to hold office until the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected;

Proposal 2. The ratification of the appointment of Dannible & McKee LLP, Certified Public Accountants, as the Company's independent registered public accounting firm for the 2019 fiscal year.

No other business may be transacted at the meeting.

The Board of Directors has fixed the close of business on December 6, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.

By order of the Board of Directors

Robert R. Andrews
Chairman of the Board
Dated: December 10, 2018
Syracuse, New York

YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

MICROWAVE FILTER COMPANY, INC.

Proxy Statement for Annual Meeting of Shareholders

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the 'Company') for use at the Company's Annual Meeting of Shareholders (the 'Annual Meeting') to be held on Wednesday, February 6, 2019 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Ramada Carrier Circle, 6555 Old Collamar Road, East Syracuse, New York 13057.

The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about December 10, 2018 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

Shareholders of record at the close of business on December 6, 2018 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,579,680 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.

Availability of Proxy Materials

Our Annual Report to Shareholders and this Proxy Statement are available on the Company's website at www.microwavefilter.com.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Every shareholder voting for the election for Directors is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting.

A quorum at the Annual Meeting shall consist of one-third (1/3) of the outstanding shares entitled to vote, represented either in person or proxy. Abstentions are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Votes against a candidate and votes withheld from voting for a candidate will have no effect on the election of directors.

If a stockholder is the beneficial owner of shares held in "street name" by a bank or brokerage firm, such bank or brokerage firm, as the record holder of the shares, is required to vote those shares in accordance with such stockholder's instructions. If the stockholder does not give instructions to such bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to certain "discretionary" items, but will not be permitted to vote such stockholder's shares with respect to "non- discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Broker non-votes will not be counted as votes cast 'for' or votes 'withheld' for the election of directors.

The proposal to ratify the appointment of Dannible & McKee, LLP as the Company's independent auditor for the fiscal year ending September 30, 2019 as well as any other matter properly submitted to shareholders for their consideration at the Annual Meeting, will be approved if a majority of the votes cast at the Annual meeting are voted 'FOR' those proposals.

The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies at a fee of $7,000 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.

Deadline for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2020 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than September 30, 2019 in order to be included in the proxy soliciting material relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

Shareholder Communications with Directors

Shareholders who want to communicate with the Board or an individual director can write to: Richard Jones, Corporate Secretary, Microwave Filter Company, Inc., 6743 Kinne Street, East Syracuse, New York 13057. Your letter should indicate that you are a shareholder of Microwave Filter Company, Inc. Depending on the subject matter, management will:

Forward the communication to the director or directors to whom it is addressed; or

Attempt to handle the inquiry directly, for example, requests for information or stock-related matters.

Corporate Governance

Our executive officers, management and employees conduct our business under the direction of the Chief Executive Officer and with the independent oversight of our Board. Our Board is composed of directors who are not employed by us, with the exception of Mr. Mears. A non- executive director serves as Chairman of the Board. We believe that having a non-executive Chairman of the Board emphasizes the importance of the Board's objectivity and independence from management and best promotes the effective functioning of the Board's oversight role. At regularly scheduled Board meetings, our non-employee directors meet in executive session without management present. Our Board also ensures that we have an effective management team in place to run the Company and serves to protect and advance the long-term interests of our shareholders.

Oversight of risk management is a responsibility of the Board of Directors and is an integral part of the Board's oversight of our business. The Company's senior management is primarily responsible for managing the day-to- day risks of the Company's business, and is best equipped to assess and manage those risks. The Board regularly receives reports on the Company's exposure to risk from senior management and reassesses the management of those risks throughout the year.

Board Meetings and Committees

The Board of Directors held a total of five meetings during the fiscal year ending September 30, 2018. Each Director attended at least 75% of all such meetings of the Board of Directors and of the committees of the Board on which they served during fiscal 2018.

The Company's Audit Committee currently consists of Sidney Chong, Chair, Carl Fahrenkrug, Sr., Robert D. Shiroki, Frank S. Markovich, John Kennedy and Robert R. Andrews. All members of the Audit Committee are independent of management (as independence is defined in the Nasdaq listing standards). The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee held four meetings during fiscal year 2018. The Audit Committee's charter is available on our website at www.microwavefilter.com.

The Company's Compensation Committee currently consists of John Kennedy, Chair, Robert Andrews, Sidney Chong, Robert Shiroki, Anne Tindall and Carl Fahrenkrug, Sr. The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee held one meeting during fiscal year 2018.

The Company's Nominating Committee currently consists of Anne Tindall, Chair, Robert Andrews, Carl F. Fahrenkrug, Sr, John Kennedy, Frank S. Markovich and Irene Scruton. All members of the Nominating Committee are independent of management ( as independence is defined in the Nasdaq listing standards). The Nominating Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Nominating Committee held one meeting during fiscal year 2018.

When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgement. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder.

The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time period permitted for submission of a stockholder proposal as described under 'Shareholder Proposals.' Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates and recommends individuals for membership on our Board and committees thereof.

Each of the Company's directors is encouraged to attend the annual meeting of shareholders in person. Last year all nine directors attended the annual shareholders meeting.

The Company also has a standing Executive Committee.

Compensation of Directors

Non-officer Directors currently receive fees of $250.00 per board meeting and $250.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board currently receives fees of $400.00 per board meeting and $400.00 per committee meeting. Officer members receive no compensation for their attendance at meetings.

The following table summarizes the compensation paid to non-employee Directors for their service to the Board and its committees in fiscal 2018.

Director Compensation Table

Fees earned or
Name	paid in cash

Robert R. Andrews	$4,000
Ann Tindall	$1,250
Sidney Chong	$2,500
Carl F. Fahrenkrug, Sr	$2,250
John Kennedy	$2,000
Frank S. Markovich	$1,750
Robert Shiroki	$2,250
Irene Scruton	$ 750

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of December 6, 2018 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers	Shares Beneficially Owned
	Number	Percent

Carl F. Fahrenkrug, Sr *	72,298	2.8%
Frank S. Markovich *	4,340	**
Robert D. Shiroki *	88,432	3.4%
Sidney Chong *	3,000	**
Robert R. Andrews *	2,080	**
Paul W. Mears *	1,000	**
John J. Kennedy *	1,000	**
Anne Tindall*	0	**
Irene E. Scruton*	0	**
Carl F. Fahrenkrug, Jr	4,986	**
All Directors and Executive
Officers as a group (ten persons)	177,136	6.9%

*Directors of the Company.

**Denotes less than one percent of class.

5% Shareholders	Shares Beneficially Owned
	Number	Percent

Zeff Capital, LP (1)	220,653	8.6%
1601 Broadway, 12th Floor
New York, New York 10019

(1) This information is based on a Schedule 13D filed with the SEC by Zeff Capital, LP, 1601 Broadway, 12th Floor, New York, NY 10019, on June 11, 2018. Zeff Capital, LP reported sole voting power and sole dispositive power to all such shares and shared voting power with respect to none of the shares.

Gerst Capital, LLC (2)	166,225	6.4%
4962 El Camino Real, Suite 206
Los Altos, CA 94022

(2) This information is based on a Schedule 13D filed with the SEC by Gerst Capital, LLC, 4962 El Camino Real, Suite 206, Los Altos, CA 94022, on January 30, 2018. Gerst Capital, LLC reported shared voting power and shared dispositive power to all such shares.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2018.

IDENTIFICATION OF EXECUTIVE OFFICERS

Name	Age	Position

Paul W. Mears	59	Chief Executive Officer
Richard L. Jones	70	Vice President, Chief Financial
		Officer and Corporate Secretary
Carl F. Fahrenkrug, Jr	50	Executive Vice President

All of the officers serve at the pleasure of the Board of Directors.

Paul W. Mears began his association with MFC as a Co-op while attending RIT in 1981.  He became a full time employee in 1984 when he began his duties as an Electrical Engineer in Research and Development.  In 1988 he became a Senior Design and Quotation Engineer and in 1989, he was promoted to Assistant Chief Engineer, Manager of Engineering of the Filter Division and in April of 1998, was appointed Vice President of Engineering. On December 9, 2015, he was appointed Chief Executive Officer.
Mr. Mears has a Bachelor of Science in Electrical Engineering Technology form RIT.

Richard L. Jones joined MFC in August 1983 as controller.  In February 1985, he was appointed Vice President and Treasurer of MFC.  On October 7, 1992, he was appointed Vice President and Chief Financial Officer. Mr. Jones has a Bachelor of Science in Accounting from Syracuse University.

Carl F. Fahrenkrug, Jr joined MFC in 1989 as an engineering intern.  In 1992, he became a full time employee when he began his duties as an electrical engineer.  On April 8, 2009, he was appointed Vice President. On December 9, 2015, he was appointed Executive Vice president. Mr. Fahrenkrug has a Bachelor of Science in Electrical Engineering from Clarkson University, a Master of Science in Electrical Engineering from SUNY Binghamton and a Master of Business Administration from LeMoyne College.

The Company has adopted a Code of Ethics and Business Conduct for all of our employees and directors, including our Chief Executive Officer and Chief Financial Officer.  A copy of our Code of Ethics and Business Conduct is available free of charge on our Company web site at www.microwavefilter.com.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The Company's guiding compensation philosophy is to provide compensation that rewards individual and organizational performance. The Company aims to make executive compensation sensitive to Company performance, which is defined in terms of revenue growth and profitability. Compensation must also be competitive, thereby enabling the Company to attract, retain and motivate highly-qualified individuals who contribute to the Company's success.

The following table provides information relating to compensation for fiscal 2018 and 2017 for the Company's Chief Executive Officer, Executive Vice President and Chief Financial Officer for services to the Company.

Summary Compensation Table

		Salary	Bonus	Other	Total
Name and Principal
Position	Year	$	$	$(1)	$

Paul W. Mears	2018	91,200	0	5,472	96,672
President	2017	97,174	0	5,830	103,004

Carl F. Fahrenkrug, Jr	2018	104,000	0	6,240	110,240
Executive Vice President	2017	102,670	0	6,160	108,830

Richard L. Jones	2018	97,250	0	5,835	103,085
Chief Financial Officer	2017	96,686	0	5,801	102,487

(1) All other compensation consists of contributions by the Company to the Company's 401(K) Salary Savings Plan.

Mr. Mears, Mr. Fahrenkrug and Mr. Jones currently receive one week of paid vacation each calendar year and participation in all benefits, plans and programs available to all employees.

Option Grants and Exercises

There were no options granted or exercised by the executive officers listed in the executive compensation table above during the last fiscal year.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Three Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

The name of and certain information regarding each nominee are set forth below.

Nominee	Principal Occupation and Qualifications

ROBERT R. ANDREWS	Mr. Andrews is the Chairman of the Board and past
Age 78	President of Morse Manufacturing Co., East Syracuse
Director since 1992	N.Y. which produces specialized material handling equipment
and has served in that capacity since prior to 1985.
He received a B.A. degree from Arkansas University and
has served as Vice President and a Director of the
Manufacturers Association of Central New York,
President of the Citizens Foundation, a Trustee of
DeWitt Community Church, a Director of the Salvation
Army and Chairman of the Business and Industry Council
of Onondaga Community College. Mr. Andrews was elected
Chairman of the Board of Directors of Microwave Filter
Company, Inc. on November 17, 2004.

Mr. Andrews brings extensive executive, management and
operational experience as the President and Principal
shareholder of a small manufacturing company.

SIDNEY K. CHONG	Mr. Chong was a corporate accountant for Carrols Corp.
Age 77	in Syracuse prior to his retirement in January 2011.
Director since 1995	Prior to joining Carrols Corp., he was a Senior
Accountant with Price Waterhouse and Co. in New York
City. Mr. Chong has a Bachelor of Science degree in
accounting from California State University.

Mr. Chong brings to the board extensive financial and
business experience and is considered an 'audit
committee financial expert' under SEC rules. Mr.
Chong's extensive accounting and financial knowledge
is an invaluable asset to the Board in its oversight
of the integrity of our financial statements and the
financial reporting process.

PAUL W. MEARS	Mr. Mears was elected Chief Executive Officer and a
Age 59	Director of Microwave Filter Company, Inc. on December
Director since 2015	9, 2015. Mr. Mears has served as Vice President of
Engineering since 1998. He has a Bachelor of Science degree
in Electrical Engineering Technology from Rochester Institute of Technology.

Mr. Mears brings to the Board executive leadership
through his knowledge of our business, products, strategy,
people, operations and competition.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

THE ELECTION OF EACH OF THE NOMINEES

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Directors Whose Terms Expire in 2020

Director	Principal Occupation and Qualifications

CARL F. FAHRENKRUG	Mr. Fahrenkrug retired as President and Chief Executive
Age 76	Officer of Microwave Filter Company on December 9, 2015.
Director since 1984	He had also served as President and Chief Executive Officer
of Niagara Scientific, Inc. since prior to 1986. He served as
Vice President of Engineering at Microwave Systems, Inc.,
Syracuse, N.Y. from 1972 - 1976. Mr. Fahrenkrug has a
B.S. and M.S. in Engineering and an MBA from Syracuse
University.

Mr. Fahrenkrug brings to the Board executive leadership
and industry experience. His thorough knowledge of our
business, products, strategy, people, operations and
competition provides us with strong leadership.

ROBERT D. SHIROKI	Mr. Shiroki is a Certified Public Accountant in the State
Age 55	of New York and the owner of Shiroki Associates CPA's
Director since 2012	located in Fayetteville, New York, which specializes in small businesses and startups. Prior to joining Shiroki Associates, he was the controller for Hart Lyman Companies of East
Syracuse, New York. Mr. Shiroki has a Bachelor of Science in
Finance from SUNY Brockport and a Bachelor of Science in
Accounting from Syracuse University.

Mr. Shiroki brings to the board extensive financial and
business experience and is considered an 'audit committee
financial expert' under SEC rules. Mr. Shiroki's extensive
accounting and financial knowledge is an invaluable asset
to the Board in its oversight of the integrity of our
financial statements and the financial reporting process.

FRANK S. MARKOVICH	Mr. Markovich is a consultant in the manufacturing
Age 74	operations and training field. Prior to that, he was
Director since 1992	the Director of the Manufacturing Extension
Partnership at UNIPEG Binghamton. He held various high
level positions in operations, quality and product
management in a 20 year career with BF Goodrich
Aerospace, Simmonds Precision Engine Systems of
Norwich, N.Y. He completed US Navy Electronics and
Communications Schools and received an MBA from
Syracuse University.

Mr. Markovich brings to the Board extensive business
leadership experience and an intimate knowledge of
manufacturing operations, quality assurance and product
management.

Directors Whose Terms Expire in 2021

Director	Principal Occupation and Qualifications

JOHN J. KENNEDY	Mr. Kennedy is the Senior Partner and Co-founder of
Age 69	Hawthorne Consulting Group, LLC, a continuous
Director since 2009	improvement consulting firm dedicated to the education
and training of business owners, managers and their
employees in the concepts of the Toyota Production
System. Prior to that, Mr. Kennedy was a senior
consultant with Seven Pines Consulting
Group/Rutherford Associates. He has also held various
management positions with Orion Bus Industries Ltd,
General Motors Corp. and the Miller Brewing Company.
He holds an MBA from Syracuse University and a BS
degree from the University of Pennsylvania.

Mr. Kennedy brings to the Board extensive busines
leadership experience and an intimate knowledge in
productivity and process improvement.

ANNE TINDALL	Ms. Tindall is the founder and President of Employee
Age 65	Management Strategies, Inc. which provides a variety
Director since 2012	of comprehensive on and off-site professional human
resource services to employers. Ms. Tindall is a
graduate of the State University College at Buffalo
with a Bachelor of Arts in Human Development - Family
and Community Relations, in addition to a number of
human resource-related courses and seminars.

Ms. Tindall brings over 37 years of human resource-
related expertise to the Board of Directors.

IRENE E. SCRUTON	Ms. Scruton has been the Director of MBA & Graduate
Age 63	Programs at State University of New York at Oswego since
Director since 2016	2013. Prior to that, she was the Executive Director of the
Safety Council of Central & Western New York Chapter of
the National Safety Council. Before leading the non-profit,
Ms. Scruton's career was senior banking executive both in
Buffalo and Syracuse, New York. Ms. Scruton is a Doctural
Candidate (EdD) with an anticipated graduation date of July
2017 at St John Fisher College. Ms. Scruton has an MBA
from Syracuse University and a Bachelor of Science in
Business from the University of Buffalo. Ms. Scruton is a Board member of the Syracuse Regional Airport Authority and has
served as a Board member of Onondaga Community College,
a trustee of the Dewitt Community Library, a Town Councilor
of the Town of Dewitt, a Board member of the NY-Penn Girl
Scouts and a Board member of Leadership Greater Syracuse.

Ms. Scruton is a dynamic leader and strategic innovator with progressive experience in key industry sectors. She brings
specialized knowledge in program management, board
development, product development, team development and
executive leadership to the Board.

Other Interests and Transactions

Except as set forth in this Proxy Statement: (i) no participant in this solicitation is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (ii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the registrant; (iii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the registrant; (iv) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the registrant's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the registrant or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (v) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the registrant or its affiliates, or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has approved the selection of Dannible & McKee, LLP to audit our financial statements for the fiscal year ending September 30, 2019, and seeks shareholder ratification of such appointment.

The Company's By-laws do not require that shareholders ratify the selection of Dannible & McKee, LLP as the Company's independent register public accounting firm. The Board, however, is submitting the selection of Dannible & McKee, LLP to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Dannible & McKee, LLP. Even if the selection is ratified, the Board and the Audit Committee at their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company.

The Audit Committee consists of six members, all of whom have been determined by the Board of Directors to be 'independent' under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Board of Directors of Microwave Filter Company, Inc. has determined that Mr. Chong and Mr. Shiroki, both members of the Audit Committee, are 'audit committee financial experts' as defined by the SEC's regulations. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2018:

. The Audit Committee has reviewed and discussed with the Company's management and the independent auditor (Dannible & McKee, LLP) the Company's fiscal 2018 audited financial statements;

. The Audit Committee has discussed with the Company's independent auditor (Dannible & McKee, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.. 1. AU section 380) as adopted by the Public Company accounting Board in Rule 3200T ;

. The Audit Committee has received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor's communications with the audit committee concerning independence, and has discussed with the auditor their independence from the Company; and

Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2018.

Submitted by the Audit Committee of the Company's Board of Directors:

Sidney K. Chong, Robert R. Andrews, Frank S. Markovich, Robert D. Shiroki, Carl Fahrenkrug, Sr., John Kennedy

FEES PAID TO INDEPENDENT AUDITORS

Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2018.

Audit Fees	$44,600
Financial Information Systems Design
and Implementation Fees	0
All Other Fees:
Tax Services	6,300
--------
Total fees	$50,900
=====

Other Matters

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: December 10, 2018

PROXY

This proxy is Solicited by The Board of Directors of Microwave Filter Company, Inc.

Proxy for 2019 Annual Meeting of Shareholders

The undersigned hereby appoints Robert R. Andrews and Paul W. Mears proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 2019 Annual Meeting of the Shareholders to be held on Wednesday, February 6, 2019 at 10:00 a.m. and any adjournments thereof as follows:

(1) ELECTION OF DIRECTORS

Instructions: To vote for all nominees, place an X in box number 1. To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

1. [ ] For All Nominees

2. [ ] For All Nominees Except Those With A Line Through Their Name

Robert R Andrews Sidney K. Chong Paul M Mears

The Board of Directors recommends a vote FOR all nominees.

(2) Proposal to ratify the appointment of Dannible & McKee, LLP as the Company's independent auditors for the fiscal year ending September 30, 2019.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

The Board of Directors recommends a vote FOR this proposal.

In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof. This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) and (2).

NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope. When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.

_______________________	_________
Signature	Date

_______________________	_________
Signature if held jointly	Date

IMPORTANT: To assist the Company in planning the Annual Meeting please check the following:

I plan to attend the Annual Meeting _____ I do not plan to attend the Annual Meeting _____